Equity Based Compensation	12 Months Ended
Dec. 31, 2021
Share-based Payment Arrangement [Abstract]
Equity Based Compensation
18 — Equity Based Compensation
In connection with the Closing, the Company adopted the 2021 Equity Incentive Plan, under which 38,317,399 shares of Class A Common Stock were reserved for issuance for incentive stock compensation. The 2021 Equity Incentive Plan allows for the issuance of incentive stock options, non-qualified
stock options, restricted stock awards, stock appreciation rights, restricted stock units, and performance awards. The Board determines the period over which options become exercisable and options generally vest over a two to five-year period. The 2021 Equity Incentive Plan was approved concurrently with the Closing. As of the years ended December 31, 2021 and 2020, there were no incentive stock compensation grants.
In connection with the Closing, the Company adopted the 2021 Employee Stock Purchase Plan, under which 11,495,220 shares of Class A Common Stock were reserved for purchase by employees through the 2021 Employee Stock Purchase Plan. The 2021 Employee Stock Purchase Plan is subject to the provisions of Section 423 of the IRC and regulations thereunder. The Compensation Committee of the Board will administer the 2021 Employee Stock Purchase Plan, including discretionary authority to determine the time and frequency of granting options, the terms and conditions of the options and the number of shares subject to each option. The 2021 Employee Stock Purchase Plan was approved concurrently with the Closing. As of the years ended December 31, 2021 and 2020, no shares had been purchased under the 2021 Employee Stock Purchase Plan.